Exhibit 10.9

SERVICE AGREEMENT

APPLICABLE TO FIRM TRANSPORTATION SERVICE

UNDER RATE SCHEDULE FS-1

THIS AGREEMENT made and entered into this 11th day of September, 2001, by and between:

TransCanada PipeLines Limited, a body corporate, having an office and carrying on business in the City of Calgary, in the Province of Alberta, (hereinafter referred to as “Company”),

- and -

Cascade Natural Gas Corporation., a body corporate, having an office and carrying on business in the City of Seattle, in the State of Washington, (hereinafter referred to as “Shipper”)

WHEREAS, Company’s Facilities extend from a point of interconnection with the pipeline facilities of NOVA Gas Transmission Ltd. (NGTL) at the Alberta-British Columbia border, near the NGTL Coleman delivery point, through southeast British Columbia to a point of interconnection with the pipeline facilities of PG&E Gas Transmission, Northwest Corporation (PG&E GTNW) at the international border near Kingsgate, British Columbia; and

WHEREAS, Shipper desires Company, on a firm basis, to transport certain quantities of natural gas through Company’s Facilities from Alberta/British Columbia border near Coleman, Alberta to British Columbia/U.S. international border near Kingsgate, B.C.; and

WHEREAS, Company is willing to transport certain quantities of natural gas for Shipper, on a firm basis;

NOW, THEREFORE, the parties agree as follows:

1.                                       This agreement is subject to all valid legislation with respect to the subject matters hereof, either provincial or federal, and to all valid present and future decisions, orders, rules, and regulations of all duly constituted governmental authorities having jurisdiction.

2.                                       Shipper acknowledges receipt of a current copy of Company’s Gas Transportation Service Documents (GTSD) and Company agrees to provide Shipper with any amendments thereto.

3.                                       The terms used herein shall have the same meanings as are ascribed to corresponding terms in the General Terms and Conditions contained in the GTSD (General Terms and Conditions).

4.                                       Shipper hereby requests, and Company agrees to provide Service pursuant to Service Schedule FS-1 in accordance with the attached Schedule A which is incorporated into and forms part of this Agreement, such Service to commence on the Service Availability Date and to terminate, subject to the provisions hereof, on the Service Termination Date.

5.                                       Shipper agrees to make gas available for Shipper’s share of Company Use Gas, or pay for such gas, pursuant to Section 8.5 of the General Terms and Conditions.

6.                                       Company undertakes to redeliver to Shipper, and Shipper agrees to accept, at the Delivery Point, a quantity of gas equivalent in heat content to the quantity received by Company from Shipper, expressed in Gigajoules (GJs), at the Receipt Point, after deducting a quantity of gas, if any, provided by Shipper for Company Use Gas.

7.                                       In providing service to its existing or new Shippers, Company will use the priority of service specified in Section 8.11 of Company’s General Terms and Conditions.

8.                                       Prior to the Service Availability Date, Shipper shall provide Company with all information identified in Company’s Request for Transportation Form.

9.                                       Shipper agrees to pay, during the period commencing from the Service Availability Date, and in accordance with Schedule FS-1, the General Terms and Conditions, the Statement of

Effective Rates and Charges and Schedule “A” attached hereto (all as may be amended from time to time), the rates, tolls and charges fixed by Company from time to time, in respect of each month, and portion thereof that this Firm Service Agreement and any renewal thereof is in effect.

In the event that the Service Availability Date occurs on any day other than the first day of a month, then the demand charge payable for such month under Sub-section 4.3.1 of Service Schedule FS-1 shall be the product resulting from multiplying the demand charge otherwise payable for such month by a fraction, the numerator of which shall be the number of days in such month subsequent to and including the Service Availability Date and the denominator of which is the total number of days in such month.

10.                                 Shipper covenants that it will make timely arrangements for upstream and downstream transportation, gas supply and markets and all necessary governmental authorizations and that it will advise the upstream and downstream transporters of the receipt and delivery points under this Agreement.

Shipper acknowledges and agrees with Company that Company is relying upon the covenant contained in this clause and agrees that if any such arrangements or authorizations are not in place prior to the Service Availability Date, such will not affect the Shipper’s obligation to pay any demand charge, surcharge, or any other amount payable to Company.

11.                                 If Shipper elects to exercise its option to terminate this Firm Service Agreement as provided for in Section 4.9 of Service Schedule FS-1, it shall execute and serve upon Company a termination notice not less than 12 months prior to the Service Termination Date as such date may be extended from time to time.

12.                                 Shipper agrees not to make demand or bring action against Company for Company’s refusal to transport gas hereunder in the event that any upstream or downstream transporter fails to receive or deliver gas as contemplated by this agreement provided that such failure was not directly caused by the negligence of Company.

13.                                 Subject to Section 8.9 of the General Terms and Conditions of this GTSD, any notice or any request, demand, statement, bid or bill (for the purpose of this paragraph, collectively referred to as “Notice”) provided for by the Service Schedules, the Service Agreements and the General Terms and Conditions, or any notice which either Shipper or Company may wish to give to the other, shall be in writing and shall be directed as follows:

Shipper:	Cascade Natural Gas Corporation
222 Fairview Avenue North
	Seattle, Washington	98109

Attention:	Mr. King Oberg

E-mail Address: koberg@cngc.com

Company:	TransCanada PipeLines Limited
111 Fifth Avenue S.W.
Calgary, Alberta, Canada
T2P 4K5

Attention:	Leader,
Customer Services

Subject to Section 8.9 of the General Terms and Conditions of this GTSD, any notice may be given by telecopier or other telecommunication and any such Notice shall be deemed to be given four (4) hours after transmission. Notice may also be given by personal delivery or by courier and any such Notice shall be deemed to be given at the time of delivery. Any Notice may also be given by prepaid mail and any such Notice shall be deemed to be given four (4) Business Days after mailing. In the event regular mail service, courier service, telecopier or other telecommunication shall be interrupted by a cause beyond the control of the parties hereto, then the party sending the Notice shall utilize any service that has not been so interrupted to deliver such Notice.  Each party shall provide Notice to the other of any changes of address for the purposes hereof.  Any Notice may also be given by telephone followed immediately by personal delivery, courier, prepaid mail, telecopier, or other telecommunication, and any such Notice so given shall be deemed to be given as of the date and time of the telephone Notice.

14.                                 The terms and conditions of Service Schedule FS-1 and the General Terms and Conditions are, by this reference, incorporated into and made part of this Service Agreement.

15.                                 A waiver by either party of one or more defaults by the other hereunder shall not operate as a waiver of any future default or defaults, whether of a like or different character.

16.                                 This Agreement may be amended only by an instrument in writing executed by both parties hereto.

17.                                 Nothing in this Agreement shall be deemed to create any rights or obligations between the parties hereto after the expiration of the term hereof, as same may be extended from time to time, except that termination of this Agreement shall not relieve either party of the obligation to correct any gas quantity imbalances or of the obligation to pay any amounts due hereunder.

IN WITNESS WHEREOF the parties hereto have caused this Agreement to be executed as of the day and year first written above.

Cascade Natural Gas Corporation	TransCanada PipeLines Limited

/s/ King Oberg	/s/ Stephen M. V. Clark
(signature)	(signature)

KING OBERG - VICE PRESIDENT	Stephen M. V. Clark Vice-President, Gas Development and Director, Sales & Marketing
(name/title)	(name/title)

/s/ J. D. Bell
(signature)	(signature)

Manager, Western End Users and Interconnects
(name/title)	(name/title)

Standard Form Contact
	Business	/s/ J.D.B.
	Legal	/s/ DAS

SCHEDULE A

to the Firm Service Agreement

Dated September 11, 2001 Between

TransCanada PipeLines Limited

AND

Cascade Natural Gas Corporation (Shipper)

1.	Receipt Point:	Alberta/British Columbia Border near Coleman, Alberta Minimum Pressure Available 4200 kPa

2.	Delivery Point:	British Columbia/U.S. international border near Kingsgate, B.C. Maximum Pressure Available 5500 kPa

3.	Shipper’s Haul Distance	170.7 Km

4.	Shipper’s Compression Utilization	170.7 Km

5.	Maximum Day Delivery Quantity (MDDQ)	(Winter) 22,771 GJ/d
(Summer) 22,771 GJ/d

6.	Service Availability Date	November 1, 2003

7.	Service Termination Date	25 years from and including the Service Availability Date

8.	Surcharge Amount:	For Special Facilities	Dollars/Month
		For Other	Dollars/Month
		Total Surcharge	Dollars/Month

9.	Schedule A Effective Date	September 11, 2001

Cascade Natural Gas Corporation	TransCanada PipeLines Limited

/s/ King Oberg	/s/ Stephen M. V. Clark
(signature)	(signature)

KING OBERG - VICE PRESIDENT	Stephen M. V. Clark Vice-President, Gas Development and Director, Sales & Marketing
(name/title)	(name/title)

/s/ J. D. Bell
(signature)	(signature)

Manager, Western End Users and Interconnects
(name/title)	(name/title)

Standard Form Contact
Business	/s/ J.D.B.
Legal	/s/ DAS

Schedule of Service

SCHEDULE OF SERVICE

RATE SCHEDULE FT-D

SCHEDULE NO:	2002-94659-4 (REVISION)

CUSTOMER	Cascade Natural Gas Corporation

EXPORT DELIVERY POINT NAME:	Alberta-B.C. Bdr (Chart Accounting)

EXPORT DELIVERY POINT NO:	2000

EXPORT DELIVERY POINT LOCATION:	09-11-008-05-W5M

EXPORT DELIVERY CONTRCT DEMAND:	610.4 10[3] m3/d

MAXIMUM DELIVERY PRESSURE:	6205 kPa

SERVICE TERMINATION DATE:	October 31, 2028

SURCHARGE:	N/A

ADDITIONAL CONDITIONS:	N/A

THIS SCHEDULE FORMS PART OF THE SERVICE AGREEMENT DATED August 23, 2001 AND SHALL BE DEEMED TO BE ATTACHED THERETO.

Cascade Natural Gas Corporation		NOVA Gas Transmission Ltd.

Per:		Per:	/s/ Darryl Ness

Per:	/s/ Patricia A. Grable	Per:	/s/ Barbara Miles
Senior Director Gas Supply

TARIFF		Effective Date: April 1, 2000, as per EUB Decision 2000-6

April 24, 2003 REF: 2002-94659-4

III - 5th Avenue S.W.
P.O. Box 1000, Station M
Calgary, Alberta, Canada T2P 4K5

Cascade Natural Gas Corporation

222 - Fairview Avenue North

Seattle, Washington, USA

98109

Attention:	Ms. Patricia Grable

SUBJECT:	REVISION TO SCHEDULE OF SERVICE RATE FT-D 2001-98058-4 AT ALBERTA-B.C. BDR (CHART ACCOUNTING) #2000

Enclosed is your copy of the executed document of the above mentioned revision.

Should you require further information, please contact the undersigned at 403-920-5839 (Fax 403-920-2446).

Yours truly,

NOVA Gas Transmission Ltd.

/s/ Darryl Ness
Darryl Ness
Customer Sales and Service

BI/eims

Enclosure(s)

Acknowledgement of Executed Agreement

TransCanada PipeLines Limited

SERVICE AGREEMENT

RATE SCHEDULE FT-D

BETWEEN:

NOVA Gas Transmission Ltd., a body corporate having an office in the City of Calgary, in the Province of Alberta (“Company”)

— and —

Cascade Natural Gas Corporation, a body corporate having an office in the City of, in the Province of (“Customer”)

IN CONSIDERATION of the premises and the covenants and agreements in this Service Agreement, the parties covenant and agree as follows:

1.                                       Customer acknowledges receipt of a current copy of the Tariff.

2.                                       The capitalized terms used in this Service Agreement have the meanings attributed to them in the General Terms and Conditions of the Tariff, unless otherwise defined in this Service Agreement.

3.                                       Customer requests and Company agrees to provide Service pursuant to Rate Schedule FT-D in accordance with the attached Schedules of Service. The Service will commence on the Billing Commencement Date and will terminate, subject to the provisions of this Service Agreement, on the Service Termination Date.

TARIFF	Effective Date: April 1, 2000, as per EUB Decision 2000-6

4.                                       Customer agrees to pay to Company each Billing Month, for all Service rendered under this Service Agreement, an amount equal to the aggregate charges for Service described in Rate Schedule FT-D.

5.                                       Customer shall:

(a)                                  provide such assurances and information as Company may reasonably require respecting any Service to be provided pursuant to this Rate Schedule FT-D including, without limiting the generality of the foregoing, an assurance that necessary arrangements have been made among Customer, producers of gas for Customer, purchasers of gas from Customer and any other Person relating to such Service, including all gas purchase, gas sale, operating, processing and common stream arrangements; and

(b)                                 at Company’s request provide Company with an assurance that Customer has provided the Person operating facilities downstream of any Delivery Point in respect of which Customer has the right to receive service with all authorizations necessary to enable such Person to provide Company with all data and information reasonably requested by Company for the purpose of allocating volumes of gas delivered by Company among Company’s Customers and to bind Customer in respect of all such data and information provided.

If Customer fails to provide such assurances and information forthwith following request by Company, from time to time, Company may at its option, to be exercised by notice to Customer, suspend the Service to which such assurances and information relate until such time as Customer provides the assurances and information requested, provided however that any such suspension of Service shall not relieve Customer from any obligation to pay any rate, toll, charge or other amount payable to Company.

6.                                       Customer acknowledges that the Facilities have been designed based on certain assumptions and forecasts described each year in Company’s Annual Plan, and that interruption and curtailment of Service may occur if the aggregate gas volume actually received or the aggregate gas volume actually delivered at the Facilities is different than forecast.

7.                                       Every notice, request, demand, statement, bid or bill (for the purpose of this paragraph, collectively referred to as “Notice”) provided for in Rate Schedule FT-D, this Service Agreement and the General Terms and Conditions, or any other Notice which either Company or Customer may desire to give to the other, shall be in writing and each of them and every payment provided for shall be directed to the Person to whom given, made or delivered at such Person’s address as follows:

Customer:

Cascade Natural Gas Corporation

222 Fairview Avenue North

Seattle, Washington  98109

Attention:  King Oberg

or

Attention:                                         (as above)

Fax:  (206) 624-7215

Company:

NOVA Gas Transmission Ltd.

P.O. Box 1000, Station “M”

450 – 1st Street S. W.

Calgary, Alberta

T2P 4K5

Attention:                                         Customer Account Representative

Fax:                                                                           (403) 920-2386

Notice may be given by fax or other telecommunication and any such Notice shall be deemed to be given four (4) hours after transmission. Notice may also be given by personal delivery or by courier and any such Notice shall be deemed to be given at the time of delivery. Any Notice may also be given by prepaid mail and any such Notice shall be deemed to be given four (4) business days after mailing, Saturdays, Sundays and statutory holidays excepted.  In the event of disruption of regular mail, every payment not made electronically shall be personally delivered, and any other Notice shall be given by one of the other stated means.

Any Notice for the matters listed in the Notice Schedule for Electronic Commerce in Appendix “F” of the Tariff shall be given via Company’s electronic bulletin board (“EBB”).  Company shall not accept any such Notice for those matters listed in Appendix “F” via any other alternative means, unless the EBB is inoperative or Customer is unable to establish connection with the EBB, in which case Notice shall be given by any other alternative means set out herein.  Any Notice given by the EBB shall be deemed to be given one (1) hour after transmission.

Any Notice may also be given by telephone followed immediately by EBB, fax, personal delivery, courier or prepaid mail, and any Notice so given shall be deemed to have been given as of the date and time of the telephone notice.

8.                                       The terms and conditions of Rate Schedule FT-D, the General Terms and Conditions and Schedule of Service under Rate Schedule FT-D are by this reference incorporated into and made a part of this Service Agreement.

IN WITNESS WHEREOF the parties have executed this Service Agreement by their proper signing officers duly authorized in that behalf all as of the 11th day of September, 2001.

Cascade Natural Gas Corporation		NOVA Gas Transmission Ltd.

Per:	/s/ King Oberg	Per:	/s/ Max Fieldman

Per:		Per:	/s/ Stephen M. V. Clark
Stephen M. V. Clark
Vice-President, Gas Development

Standard Form Contact
			Business	/s/ S.M.V.C.
			Legal	/s/ DAS

Schedule of Service

SCHEDULE OF SERVICE

RATE SCHEDULE FT-D

SCHEDULE NO:	2001-98058-4 (NEW)

CUSTOMER	Cascade Natural Gas Corporation

EXPORT DELIVERY POINT NAME:	Alberta-B.C. Border

EXPORT DELIVERY POINT NO:	2001

EXPORT DELIVERY POINT LOCATION:	09-11-008-05-W5M

EXPORT DELIVERY CONTRCT DEMAND:	610.4 10[3]m3/d 21200 DKths/Day

MAXIMUM DELIVERY PRESSURE:	6205 kPa

SERVICE TERMINATION DATE:	October 31, 2028

SURCHARGE:	N/A

ADDITIONAL CONDITIONS:	N/A

THIS SCHEDULE FORMS PART OF THE SERVICE AGREEMENT DATED Sept 11, 2001 AND SHALL BE DEEMED TO BE ATTACHED THERETO.

Cascade Natural Gas Corporation		NOVA Gas Transmission Ltd.

Per:	/s/ King Oberg	Per:	/s/ Max Fieldman

Per:		Per:	/s/ Stephen M. V. Clark
Stephen M. V. Clark
Vice-President, Gas Development

Standard Form Contact
			Business	/s/ S.M.V.C.
			Legal	/s/ DAS

TARIFF	Effective Date: April 1, 2000, as per EUB Decision 2000-6

ATTACHMENT “1”

1)                                      This Schedule of Service shall terminate and be of no further force or effect on the day that is 25 years from the Billing Commencement Date for the Service described herein.

2)                                      This Schedule of Service becomes a binding obligation on Company only upon and not prior to Company delivering a written notice to Customer setting forth the Billing Commencement Date for the Service described herein (the “Commencement Notice”).  Until Company delivers the Commencement Notice to Customer, Company shall have no obligations whatsoever under this Schedule of Service.  Company may be delivering a written notice to Customer, terminate this Schedule of Service, or cancel or revise the Export Delivery Contract Demand, at any time prior to Company delivering the Commencement Notice to Customer.